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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (date of earliest event reported): May 27, 1998

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                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


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
                   VIRGINIA                                 0-22001                               54-1252625
(State or other jurisdiction of incorporation)      (Commission File Number)         (I.R.S. Employer Identification No.)
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                  8280 GREENSBORO DRIVE, MCLEAN, VIRGINIA 22102
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703)-734-8606



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ITEM 5.  OTHER EVENTS

            On May 27, 1998 the Company issued a press release announcing the execution of a definitive agreement relating to the contemplated acquisition of Harper and Shuman, Inc.and on June 1, 1998 the Company issued its press release announcing the closing of the acquisition, copies of which press releases are attached hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (a) and (b)  Not Applicable.

            (c)     Exhibits

            The following exhibits are filed herewith:

            99.1          Press Release dated May 27, 1998.

            99.2          Press Release dated June 1, 1998.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Deltek Systems, Inc.
                                  (Registrant)


Dated:  June 1, 1998              By:         /s/ Kenneth E. deLaski
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                                              Kenneth E. deLaski, President and
                                              Chief Executive Officer

















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